SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 1, 2005

ADVANCED CELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-50295	87-0656515
(State or other jurisdiction ofincorporation)	(Commission File Number)	(IRS Employer Identification Number)

381 Plantation Street, Worcester, MA 01605

(Address of principal executive offices, including zip code)

(508) 756-1212

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 1, 2005, Advanced Cell Technology, Inc., a Nevada corporation (the “Company”), revised the vesting schedule for stock options awarded to Dr. Michael West, our President and Chief Scientific Officer, as set forth in Section 4 of his employment agreement with the Company dated December 31, 2004 (previously filed with the Securities and Exchange Commission as Exhibit 10.39 to our Quarterly Report on Form 10-QSB for the period ended March 31, 2005, as filed on May 23, 2005).  The amendment to Dr. West’s employment agreement eliminates the immediate vesting of 50% of his stock options, and provides that his stock options vest in equal monthly installments over 48 months.

ITEM 5.02             DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On August 1, 2005, the Company’s Board of Directors appointed Alan C. Shapiro to be a member of the Board.  Please see the press release attached hereto and incorporated herein by reference as Exhibit 99.1.

ITEM 5.05             AMENDMENT TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

On August 1, 2005, the Board of Directors approved a “Code of Ethics for Designated Senior Financial Managers”, which applies to our chairman, principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and such other personnel of the Company or its majority-owned subsidiaries as may be designated from time to time by the Chairman of the Company’s Audit Committee.  The policy provides specific standards to ensure the integrity of financial records.  In addition, the Board of Directors approved on August 1, 2005, a “Code of Business Conduct and Ethics”, applicable to all directors, officers and employees of the Company or its subsidiaries.  The Code of Business Conduct and Ethics contains general provisions regarding integrity of records and discipline applicable to all employees, which may constitute a code of ethics as defined in Item 406(b) of Regulation S-B promulgated under the Securities Exchange Act of 1934.

ITEM 8.01             OTHER EVENTS

On August 1, 2005, the Board of Directors approved that the Company enter into an agreement that Anthem/CIC Venture Management, LLC (“Anthem”) and Gregory A. Bonfiglio each may nominate a director to serve on the Company’s Board of Directors, one of which must be an independent director as defined under applicable NASDAQ rules.  If, as a result of the nomination of a designee selected by Anthem or Gregory Bonfiglio, the Company’s Board of Directors will cease to be comprised of a majority of independent directors, then the designee will not be appointed to the Company’s Board of Directors.  This agreement terminates on December 31, 2006.  The Company, Anthem and Bonfiglio will enter into a formal nomination agreement to be approved by the Board.

(c)     Exhibits. The following exhibits accompany this Report:

Exhibit No.	Exhibit Description

10.1	Amendment No. 1 to Employment Agreement of Michael D. West, Ph.D, dated as of August 1, 2005
14.1	Code of Ethics for Designated Senior Financial Managers
14.2	Code of Business Conduct and Ethics
99.1	Press release dated as of August 5, 2005, announcing the new director

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED CELL TECHNOLOGY, INC.

	By:	/s/ William M. Caldwell, IV
William M. Caldwell, IV
Chief Executive Officer

Dated: August 5, 2005

EXHIBITS

Exhibit No.	Exhibit Description

10.1	Amendment No. 1 to Employment Agreement of Michael D. West, Ph.D, dated as of August 1, 2005
14.1	Code of Ethics for Designated Senior Financial Managers
14.2	Code of Business Conduct and Ethics
99.1	Press release dated as of August 5, 2005, announcing the new director